                                                                    EXHIBIT 10.4




                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-GOT

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                                TABLE OF CONTENTS

                                                                           PAGE
 ARTICLES                                                                 NUMBER
 --------                                                                 ------
    1.        Subject Matter of Sale                                         1

    2.        Price, Taxes and Payment                                       1

    3.        Regulatory Requirements and Certificates                       3

    4.        Detail Specification; Changes                                  4

    5.        Representatives, Inspection, Demonstration Flights,
              Test Data and Performance Guarantee Compliance                 4

    6.        Delivery                                                       5

    7.        Excusable Delay                                                5

    8.        Risk Allocation/Insurance                                      7

    9.        Assignment, Resale or Lease                                    8

    10.       Termination for Certain Events                                 9

    11.       Notices                                                       10

    12.       Miscellaneous                                                 10

 EXHIBITS

     A        Buyer Furnished Equipment Provisions Document

     B        Customer Support Document

     C        Product Assurance Document

APPENDICES

     I        Insurance Certificate

    II        Purchase Agreement Assignment

    III       Post-Delivery Sale Notice

    IV        Post-Delivery Lease Notice

     V        Purchaser's/Lessee's Agreement

    VI        Owner Appointment of Agent - Warranties

    VII       Contractor Confidentiality Agreement

                AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-GOT

                                     between

                               The Boeing Company

                                       and

                            GOL Transportes Aereos SA

                                   Relating to

                                 BOEING AIRCRAFT


            This Aircraft General Terms Agreement Number AGTA-GOT (AGTA) between The Boeing Company, including its wholly-owned subsidiary McDonnell Douglas Corporation, (BOEING) and GOL Transportes Aereos SA (CUSTOMER) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1.  Subject Matter of Sale.

            1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

            1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as BUYER FURNISHED EQUIPMENT (BFE).

            1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

            1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2.  Price, Taxes, and Payment.

            2.1   Price.

                  2.1.1 AIRFRAME PRICE is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER the
Airframe Price includes the engine price at its basic thrust level.)

                  2.1.2 OPTIONAL FEATURES PRICES are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

                  2.1.3 ENGINE PRICE is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER).

                  2.1.4 AIRCRAFT BASIC PRICE is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

                  2.1.5 ESCALATION ADJUSTMENT is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700 737-800, 737-900, 777-200LR and 777-300ER) and the Optional
Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

                  2.1.6 ADVANCE PAYMENT BASE PRICE is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

                  2.1.7 AIRCRAFT PRICE is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

            2.2   Taxes.

                  2.2.1 Taxes. TAXES are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for UNITED STATES income taxes and WASHINGTON STATE business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any Taxes related to or imposed on BFE.

                  2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting. If Customer disputes the payment of any taxes payable by Boeing for which Customer is responsible under this Agreement, Boeing will consider with Customer the taking of such action as Customer may reasonably request.

            2.3   Payment.

                  2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

                  2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

                  2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

                  2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3.  Regulatory Requirements and Certificates.

            3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

            3.2   FAA or Applicable Regulatory Authority Manufacturer Changes.

                  3.2.1 A MANUFACTURER CHANGE is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness. A Manufacturer's Change does not include a Boeing failure to incorporate changes required under FAA regulations. Any issue regarding a defect in design, materials, or workmanship, are the subject of the Boeing Product Assurance Exhibit C to this AGTA.

                  3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

                        (i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

                        (ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

                        (iii) for any aircraft delivered during the 24 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

                  3.2.3 Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft resulting from an FAA regulation change, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

            3.3   FAA Operator Changes.

                  3.3.1 An OPERATOR CHANGE is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

                  3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.

            3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. As requested, and at Boeing's expense, Boeing will assist Customer in applying for and obtaining any such export license. Customer will furnish any required supporting documents.

Article 4.  Detail Specification; Changes.

            4.1 Configuration Changes. The DETAIL SPECIFICATION is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

            4.2 Development Changes. DEVELOPMENT CHANGES are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.

            4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.

Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.

            5.1 Office Space. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order of each purchase agreement, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

            5.2 Inspection. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance.

            5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers.

            5.4 Test Data; Performance Guarantee Compliance. PERFORMANCE GUARANTEES are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

            5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation, and (iii) do not, without Customer approval, exceed four (4) flight test hours or six (6) ground test hours.

Article 6.  Delivery.

            6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least 30 days before the scheduled month of delivery and again at least 14 days before the scheduled delivery date.

            6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.

            6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

            6.4 Delay. Customer may, with not less than 14 days notice, delay delivery of an aircraft by not more than 5 calendar days beyond Boeing's scheduled delivery date as long as any such delay will not, in any event, cause the delivery of such aircraft to then occur in a month later than that previously scheduled and agreed upon. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, or such Customer delay, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7.  Excusable Delay.

            7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an EXCUSABLE DELAY.

            7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing's appraisal of the facts.

            7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is 12 months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

                  7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

                  7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

                  7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

            7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month is more than 12 months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

            7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have 30 days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

            7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

            7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.

Article 8.  Risk Allocation/Insurance.

            8.1   Title and Risk with Boeing.

                  8.1.1 Boeing's Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.

                  8.1.2 Definition of Customer. For the purposes of this Article, "Customer" is defined as GOL Transportes Aereos SA, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

            8.2   Insurance.

                  8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix

I, states the terms, limits, provisions, and coverages required by this Article
8.2.1. The failure of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

                  8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer's obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

                  8.2.3 Definition of Boeing. For purposes of this article, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9.  Assignment, Resale, or Lease.

            9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

                  9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party,
(ii) acquires substantially all the assets of such party, and (iii) is considered its subsidiary, its controlling company or is controlled by such party;

                  9.1.2 Boeing may assign its rights to receive money; and

                  9.1.3 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

                  9.1.4 Boeing may assign any of its rights and duties with respect to Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to Alteon Training L.L.C.

            9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

            9.3 Sale or Lease by Customer After Delivery. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back for financing purposes), all of Customer's rights with respect to the aircraft under the applicable purchase agreement will inure to the benefit of the purchaser or lessee of such aircraft, effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to

Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of agreement acceptable to Boeing are attached as Appendices III and IV.

            9.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

            9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

            9.6 Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

            9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer's rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement.

Article 10. Termination of Purchase Agreements for Certain Events.

            10.1  Termination. If either party

                  (i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

                  (ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 90 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

            10.2 Repayment of Advance Payments. If either party terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.

Article 11. Notices.

            All notices required by this AGTA or by any applicable purchase agreement will be in English, will be effective on the date of receipt, and will be transmitted by any customary means of written communication, addressed as follows:

            Customer:   GOL Transportes Aereos SA
                        Rua Tamoios 246
                        Jardim Aeroporto
                        Sao Paulo, SP 04630-000
                        Brazil

                        Attention:  President

            Boeing:     Boeing Commercial Airplanes

                        P.O. Box 3707
                        Seattle, Washington  98124-2207
                        U.S.A.

                        Attention: Vice President - Contracts
                                   Mail Code 21-34



Article 12. Miscellaneous.

            12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

            12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

            12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

            12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

            12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

            12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect based on the date of the executed Purchase Agreement.

DATED AS OF                           2004
            ------------------------


GOL TRANSPORTES AEREOS SA                    THE BOEING COMPANY




By                                           By
    ------------------------                     ------------------------


Its                                          Its
    ------------------------                     ------------------------

Witness:

----------------------------

----------------------------

                                    EXHIBIT A

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-GOT

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.    General.

      Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2.    Supplier Selection.

      Customer will:

      2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 to the applicable purchase agreement at the time of aircraft purchase.

      2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

            2.2.1 complete BFE configuration design requirements for such BFE;
and

            2.2.2 confirm technical data submittal requirements for BFE certification.

3.    Customer's Obligations.

      Customer will:

      3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

            3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

            3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities and schedule provided therein; and

            3.1.3 assure that all BFE Aircraft Software is delivered in compliance with Boeing's then-current Standards for Loadable Systems, as informed by Boeing from time to time;

            3.1.4 assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

      3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

      3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

            3.3.1 require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

            3.3.2 assure that all BFE supplier's quality systems are approved to Boeing's then current standards for such systems;

      3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

      3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

      3.6 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

      3.7 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

      3.8 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

      3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

      3.10 assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers,

      3.11 warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses.

      3.12 warrant that the BFE will meet the requirements of the Detail Specification; and

      3.13 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.    Boeing's Obligations.

      Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.    Nonperformance by Customer.

      If Customer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

      5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

      5.2 deliver the Aircraft to Customer without the BFE installed.

6.    Return of Equipment.

      BFE not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense.

7.    Title and Risk of Loss.

      7.1 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

      7.2 With respect to Aircraft manufactured in the State of California, Customer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing. A reasonable shipset price for the BFE shall be established with Customer. Customer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing's invoice at time of Aircraft delivery. Boeing's payment for the purchase of each shipset of BFE from Customer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8.    Interchange of BFE

      To properly maintain Boeing's production flow and to preserve Boeing's delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9.    Indemnification of Boeing.

      Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

10.   Patent Indemnity.

      Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

11.   Definitions.

      For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                                    EXHIBIT B

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-GOT

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                            CUSTOMER SUPPORT DOCUMENT

                             This document contains:

              Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

              Part 2:      Field Services and Engineering Support
                           Services

              Part 3:      Technical Information and Materials

              Part 4:      Alleviation or Cessation of Performance

              Part 5: Protection of Proprietary Information and Proprietary Materials






                                       B

                            CUSTOMER SUPPORT DOCUMENT

                 PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.    Boeing Training Programs.

      1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

      1.2 Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.

      1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

      1.4 Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2.    Training Planning Conferences.

      Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3.    Operations Engineering Support.

      3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

            3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

            3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

            3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;



                                        B
                                       1-1

            3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

            3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4.    Training at a Facility Other Than Boeing's.

      If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

      4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

      4.2 Customer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;

      4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;

      4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

      4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.

5.    General Terms and Conditions.

      5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

      5.2 NORMAL LINE MAINTENANCE is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any


                                        B
                                       1-2
aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470), which terms are available to Customer upon reasonable request. Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts. Boeing will assist Customer with purchase of any such items, at no additional cost to Customer.

      5.3 If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

      5.4 If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing's option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

      5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. Boeing will submit to Customer an invoice for any such landing fees Boeing has paid on Customer's behalf, approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within 30 days of the date of the invoice.

      5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

      5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within 12 months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.



                                        B
                                       1-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1.       Field Service Representation.

         Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (FIELD SERVICE REPRESENTATIVES).

         1.1 Field Service representation will be available at or near Customer's main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement.

         1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

         1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2.    Engineering Support Services.

      Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit
C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

      2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

      2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

      2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

                                        B
                                       2-1

      2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.

      2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

      2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

      2.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

            2.7.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

            2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

            2.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.

            2.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

            2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

      2.8 Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but


                                        B
                                       2-2
not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.


                                        B
                                       2-3

                            CUSTOMER SUPPORT DOCUMENT

                   PART 3: TECHNICAL INFORMATION AND MATERIALS

1.    General.

      MATERIALS are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. AIRCRAFT SOFTWARE is defined as software that is installed on and used in the operation of the aircraft.

      Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein and will, include each of the following: airplane maintenance manual, system schematic manual, illustrated parts catalog, wiring diagram manual, fault isolation manual, and service letters. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

      Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, "Digital Data Standards for Aircraft Support."

2.    Materials Planning Conferences.

      Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

      When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3.    Information and Materials - Incremental Increase.

      Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in


                                        B
                                       3-1
the quantity of Materials with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.    Advance Representative Copies.

      All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5.    Customized Materials.

      All customized Materials will reflect the configuration of each aircraft as delivered.

6.    Revisions.

      6.1 Revision Service. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

      6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7.    Supplier Technical Data.

      7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

      7.2 The provisions of this Article will not be applicable to items of BFE.

      7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.





                                        B
                                       3-2

8.    Buyer Furnished Equipment Data.

      Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer's first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

9.    Materials Shipping Charges.

      Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10.   Customer's Shipping Address.

      The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.



                                        B
                                       3-3

                            CUSTOMER SUPPORT DOCUMENT

                 PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

      1. a labor stoppage or dispute in progress involving Customer;

      2. wars or warlike operations, riots or insurrections in the country where the facility is located;

      3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

      4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

      5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will coordinate with Customer for provision of Materials, Services, Training or other things as provided for in this Exhibit B, at another facility as Customer and Boeing have agreed upon, so as not to interrupt or in any other way interfere with Customer's operation of an aircraft.



                                        B
                                       4-1

                            CUSTOMER SUPPORT DOCUMENT

                  PART 5: PROTECTION OF PROPRIETARY INFORMATION
                            AND PROPRIETARY MATERIALS

1.    General.

      All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.    License Grant.

      Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.    Use of Proprietary Materials and Proprietary Information.

      Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.    Providing of Proprietary Materials to Contractors.

      Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a


                                        B
                                       5-1
written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

      When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.



                                        B
                                       5-2

                                    EXHIBIT C

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-GOT

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                           PRODUCT ASSURANCE DOCUMENT

                             This document contains:

     Part 1:       Exhibit C Definitions

     Part 2:       Boeing Warranty

     Part 3:       Boeing Service Life Policy

     Part 4:       Supplier Warranty Commitment

     Part 5:       Boeing Interface Commitment

     Part 6:       Boeing Indemnities against Patent and Copyright Infringement


                                       C

                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

      AUTHORIZED AGENT - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

      AVERAGE DIRECT HOURLY LABOR RATE - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

      BOEING PRODUCT - any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing's authorization.

      CORRECT - to repair, modify, provide modification kits or replace with a new product.

      CORRECTION - a repair, a modification, a modification kit or replacement with a new product.

      CORRECTED BOEING PRODUCT - a Boeing Product which is free of defect as a result of a Correction.

      DIRECT LABOR - Labor spent by Customer's Direct Labor employees to remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection.

      DIRECT MATERIALS - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

      SPECIFICATION CONTROL DRAWING (SCD) - a Boeing document defining specifications for certain Supplier Products.

      SUPPLIER - the manufacturer of a Supplier Product.

      SUPPLIER PRODUCT - any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.



                                        C
                                       1-1

                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1.    Applicability.

      This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2.    Warranty.

      2.1 Coverage. Boeing warrants that at the time of delivery:

            (i) the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

            (ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

            (iii) all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design

      2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

            (i)   conditions resulting from normal wear and tear;

            (ii) conditions resulting from inappropriate acts or omissions of Customer; and

            (iii) conditions resulting from failure to properly service and maintain a Boeing Product .

3.    Warranty Periods.

      3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery and ends: (i) after 48 months for Boeing aircraft models 777-200, -300 or 737-600, -700, -800, -900 or new aircraft models designed and manufactured with similar, new technology; or, (ii) after 36 months for any other Boeing aircraft model.



                                        C
                                       2-1

      3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:

                  (i) For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.

                  (ii) For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or 12 months following the date of delivery of the Corrected Boeing Product, whichever is longer.

                  (iii) For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is 18 months or the remainder of the initial warranty period, whichever is longer.

      3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4.    Remedies.

      4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction.

      4.2 Warranty Labor Rate. If Customer or its Authorized Agent Corrects a defective Boeing Product, Boeing will reimburse Customer for Direct Labor hours at Customer's established Warranty Labor Rate. Customer's established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then-current Average Direct Hourly Labor Rate, and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

      4.3 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided:

            4.3.1 the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period; and



                                        C
                                       2-2

            4.3.2 such reimbursement will not apply to any inspections performed after a Correction is available to Customer.

      4.4 Credit Memorandum Reimbursement. Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services.

      4.5 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement.

5.    Discovery and Notice.

      5.1   For a claim to be valid:

            (i)   the defect must be discovered during the warranty period; and

            (ii) Boeing Warranty must receive written notice of the discovery no later than 90 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

      5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

      5.3 Once Customer has given valid notice of the discovery of a defect, a claim should be submitted as soon as practicable after performance of the Correction.

      5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the date specified in the service bulletin or service letter.

6.    Filing a Claim.

      6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing,


                                        C
                                       2-3
to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

      6.2 Claim Information.

            6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

                  (i)   identity of claimant;

                  (ii) serial or block number of the aircraft on which the defective Boeing Product was delivered;

                  (iii) part number and nomenclature of the defective Boeing
                        Product;

                  (iv) purchase order number and date of delivery of the defective spare part

                  (v)   description and substantiation of the defect;

                  (vi)  date the defect was discovered;

                  (vii) date the Correction was completed;

                  (viii) the total flight hours or cycles accrued, if
                        applicable;

                  (ix) an itemized account of direct labor hours expended in performing the Correction; and (x) an itemized account of any direct materials incorporated in the Correction.

            6.2.2 Additional information may be reasonably required based on the nature of the defect and the remedies requested.

      6.3 Boeing Claim Processing.

            6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be signed and submitted in writing directly by Customer or its Authorized Agent to Boeing Warranty.


                                        C
                                       2-4

            6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7.       Corrections Performed by Customer or Its Authorized Agent.

         7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities, or may subcontract Corrections to a third party contractor.

         7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

         7.3      Reimbursement.

                  7.3.1 Boeing will reimburse Customer's reasonable costs of Direct Materials and Direct Labor (excluding time expended for overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

                  7.3.2 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

                  7.3.3 Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.

      7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

            7.4.1 A defective Boeing Product found to be beyond economical repair (see Article 4.5, Maximum Reimbursement) will be retained for a period of 30 days from the date Boeing receives Customer's claim. During the 30 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect. Boeing will reimburse inbound freight charges if the Condition is confirmed to be a defect.

                                        C
                                       2-5

            7.4.2 After the 30 day period, a defective Boeing Product with a value of U.S. $4000 or less may be scrapped without notification to Boeing. If such Boeing Product has a value greater than U.S. $4000, Customer must obtain confirmation of unrepairability by Boeing's on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative's signature on Customer's claim or through direct communication between the Representative and Boeing Warranty.

8.    Corrections Performed by Boeing.

      8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.
Comment: Boeing will not be liable for government charges, import export fees, VAT or other government regulated charges.

      8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

      8.3 Correction Time Objectives.

            8.3.1 Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing's facilities, and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Correction.

            8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL) or Spares Planning and Requirements Evaluation Model (M-SPARE), then Boeing will either expedite the Correction or provide an interchangeable Boeing Product on a no charge loan or lease basis until the Corrected Boeing Product is returned.

      8.4 Title Transfer and Risk of Loss.

            8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product.


                                        C
                                       2-6

While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

            8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9.    Returning an Aircraft.

      9.1 Conditions. An aircraft may be returned to Boeing's facilities for Correction only if:

                  (i)   Boeing and Customer agree a covered defect exists;

                  (ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

                  (iii) it is not practical, in Boeing's estimation, to dispatch
                        Boeing personnel to perform the Correction at a remote site.

      9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights. Boeing will also reimburse Customer for the reasonable direct labor cost to Customer of the pilot's actual flight hours associated with the ferrying of the aircraft to Boeing and back to the Customer's facilities.

      9.3 Separate Agreement. Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing's request. If such authorization is not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10.   Insurance.

      The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.



                                        C
                                       2-7

11.   Disclaimer and Release; Exclusion of Liabilities.

      11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

                  (A)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

                  (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

                  (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

      11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

      11.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.



                                        C
                                       2-8

                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY

1.    Definitions.

      SLP COMPONENT - any of the primary structural elements (excluding industry standard parts) of the landing gear, wing, fuselage, vertical or horizontal stabilizer listed in the applicable purchase agreement for a specific model of aircraft that is installed in the aircraft at time of delivery or is purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2.    Service Life Policy.

      2.1 SLP Commitment. If a failure or defect is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will, at a price calculated pursuant to Article 3 below, Correct the SLP Component.

      2.2 SLP Policy Periods.

            2.2.1 The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft.

            2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires.

3.    Price.

      The price that Customer will pay for the Correction of a defective or failed SLP Component will be calculated pursuant to the following formula:

         P =      CT
                  144

       where:

         P =      price to Customer for the replacement part
         C =      SLP Component sales price at time of Correction
         T =      total age in months of the defective or failed SLP
                  Component from the date of delivery to Customer to the date of discovery of such condition.



                                        C
                                       3-1

4.    Conditions.

      Boeing's obligations under this Policy are conditioned upon the following:

      4.1 Customer must notify Boeing in writing of the defect or failure within three months after it is discovered.

      4.2 Customer must provide reasonable evidence that the claimed defect or failure is covered by this Policy and if requested by Boeing, that such defect or failure was not the result of (i) a defect or failure in a component not covered by this Policy, (ii) an extrinsic force, (iii) an inappropriate act or omission of Customer, or (iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

      4.3 If return of a defective or failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

      4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction at prices calculated pursuant to Article 3 above.

5.    Disclaimer and Release; Exclusion of Liabilities.

      This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.



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                                       3-2

                           PRODUCT ASSURANCE DOCUMENT

                      PART 4: SUPPLIER WARRANTY COMMITMENT

1.    Supplier Warranties and Supplier Patent and Copyright Indemnities.

      Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Product Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA, or from time to time as applicable for the deliveries thereafter.

2.    Boeing Assistance in Administration of Supplier Warranties.

      Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3.    Boeing Support in Event of Supplier Default.

      3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

      3.2 In such case, and at Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.



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                                       4-1

                           PRODUCT ASSURANCE DOCUMENT

                       PART 5: BOEING INTERFACE COMMITMENT

1.    Interface Problems.

      An INTERFACE PROBLEM is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.    Boeing Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.    Supplier Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier. If Boeing determines that the Interface Problem is primarily attributable to Boeing installation of a Supplier Product, Boeing will Correct the workmanship under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

4.    Joint Responsibility.

      If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.



                                        C
                                       5-1

5.    General.

      Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6.    Disclaimer and Release; Exclusion of Liabilities.

      This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.



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                                       5-2

                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT

                           AND COPYRIGHT INFRINGEMENT

1.    Indemnity Against Patent Infringement.

      Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2.    Indemnity Against Copyright Infringement.

      Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3.    Exceptions, Limitations and Conditions.

      3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

      3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

      3.3 The indemnities provided under this Part 6 will not apply to any (i) BFE, (ii) engines, (iii) Supplier Product (iv) Boeing Product used other than for its intended purpose, or (v) Aircraft Software not created by Boeing.

      3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

      3.5 At any time, Boeing will have the right at its option and expense to:
(i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement


                                        C
                                       6-1
suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a non-infringing equivalent.

      3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

      3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

      3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES or other thing provided under this AGTA and the applicaBLE PURCHASE AGREEMENT.

      3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

                                        C
                                       6-2

                         PURCHASE AGREEMENT NUMBER 2910

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

                    Relating to Boeing Model 737-8EH Aircraft


P.A. No. 2910

                                TABLE OF CONTENTS

                                                                            SA
ARTICLES                                                                  NUMBER
--------                                                                  ------
   1.      Quantity, Model and Description

   2.      Delivery Schedule

   3.      Price

   4.      Payment

   5.      Miscellaneous

TABLE

   1.      Aircraft Information Table

EXHIBIT

   A.      Aircraft Configuration

   B.      Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

   AE1.    Escalation Adjustment/Airframe and Optional Features

   BFE1.   BFE Variables

   CS1.    Customer Support Variables

   EE1.    Engine Escalation/Engine Warranty and Patent Indemnity

   SLP1.   Service Life Policy Components


P.A. No. 2910                          i
GOT

                                                                            SA
LETTER AGREEMENTS                                                         NUMBER
-----------------                                                         ------
   2910-01           Customer Software

   2910-02           Spares - Flight Crew Training Spare Parts Support

   2910-03           Spares - Initial Provisioning

   6-1162-DME-0706   Purchase Right Aircraft

   6-1162-DME-0707   Advance Payment Matters

   6-1162-DME-0708   Technical Matters

   6-1162-DME-0710   Performance Guarantees

   6-1162-DME-0711   Promotional Support

   6-1162-DME-0712   Special Matters

   6-1162-DME-0713   Tailored Weight Program

   6-1162-DME-0714   Demonstration Flight Waiver


P.A. No. 2910                          ii
GOT

                           Purchase Agreement No. 2910

                                     between

                               The Boeing Company

                                       and

                            GOL Transportes Aereos SA

                         ------------------------------


            This Purchase Agreement No. 2910 dated as of            2004 between
The Boeing Company (BOEING) and GOL Transportes Aereos SA (CUSTOMER) relating to the purchase and sale of Model 737-8EH aircraft incorporates the terms and
conditions of the Aircraft General Terms Agreement dated as of            2004
between the parties, identified as AGTA-GOT (AGTA).

Article 1. Quantity, Model and Description.

            The aircraft to be delivered to Customer will be designated as Model 737-8EH aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to the Purchase Agreement.

Article 2. Delivery Schedule.

            In that the scheduled months of delivery of the Aircraft, as listed in the attached Table 1, which is part of this Purchase Agreement, do not begin until July of 2007, Boeing and Customer agree that, on or before 17 December 2004, mutually agreed upon changes to the Aircraft delivery schedule will be accommodated, with the understanding that the total number of Aircraft will not be reduced and that the last delivery date of any such Aircraft will not be later than September of 2009, and that any such agreed upon changes to the Table 1 Aircraft delivery schedule will be the subject of a Supplemental Agreement to this Purchase Agreement to be signed and dated not later than 17 December 2004. Exhibit B, which is part of this Purchase Agreement,


P.A. No. 2910                          1
GOT
describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

            3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation dollars.

            3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

            3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2008. The prices listed in Table 1 for any such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price and Optional Features Prices first published by Boeing for the same model of aircraft to be delivered after December 31, 2008.

Article 4. Payment.

            4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (DEPOSIT).

            4.2 The standard advance payment schedule for the Model 737-8EH aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due on the first business day of the months listed in the attached Table 1.

            4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

            4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.


P.A. No. 2910                         2
GOT

Article 5. Miscellaneous.

            5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

            5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

            5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

            5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) assumes that at the time of delivery of Customer's first Aircraft under the Purchase Agreement, Customer has taken possession of a Model 737-800 aircraft whether such Model 737-800 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer's operation of Model 737-800 aircraft.

            5.5 Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

            5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

            5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative and agreement upon a mutually acceptable date.

            5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND


P.A. No. 2910                          3
GOT

RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; and that the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF                         2004
            -----------------------

GOL Transportes Aereos SA                THE BOEING COMPANY


By                                       By
  ------------------------------------     -------------------------------------


Its                                      Its
   -----------------------------------      ------------------------------------


Witness:

--------------------------------------

--------------------------------------


P.A. No. 2910                          4
GOT

                     TABLE 1 TO PURCHASE AGREEMENT NO. 2910
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


                 (REPLACE THIS SHEET WITH THE RELEVANT PAGE(S)
                      FROM THE PA-2910_DATA.XLS WORKBOOK.)


P.A. No. 2910                                                             Page 1
GOT

                     TABLE 1 TO PURCHASE AGREEMENT NO. 2910
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS


AIRFRAME MODEL/MTGW:                737-800            155,500
ENGINE MODEL:                    CFM56-7B27/B1
AIRFRAME PRICE:                                                      $56,806,000
OPTIONAL FEATURES:                                                      $562,200
                                                                     -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                                  $57,368,200
ENGINE PRICE (PER AIRCRAFT):                                                  $0
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                            $57,368,200
                                                                     ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                             $1,250,000
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                                    $0

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:                  $85,000

DETAIL SPECIFICATION:           D019A001-F (8/29/2003)
AIRFRAME PRICE BASE YEAR:       Jul-03

AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                 165.00
BASE YEAR INDEX (ICI):                                 136.80


                                                                                        ADVANCE PAYMENT PER AIRCRAFT
                                                                                     (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                     ESCALATION                          ESCALATION ESTIMATE  ------------------------------------------------------
DELIVERY  NUMBER OF    FACTOR                             ADV PAYMENT BASE    AT SIGNING   24 MOS.    21/18/12/9/6 MOS.     TOTAL
  DATE     AIRCRAFT  (AIRFRAME)                             PRICE PER A/P         1%          4%             5%              30%
--------  ---------  ----------  -----------  ---------  -------------------  ----------  ----------  -----------------  -----------
Jul-2007      1        1.1297                                $64,809,000       $563,090   $2,592,360     $3,240,450      $19,442,700
Oct-2007      1        1.1409                                $65,451,000       $569,510   $2,618,040     $3,272,550      $19,635,300
Nov-2007      2        1.1447                                $65,669,000       $571,690   $2,626,760     $3,283,450      $19,700,700
Dec-2007      2        1.1477                                $65,841,000       $573,410   $2,633,640     $3,292,050      $19,752,300
Jan-2008      2        1.151                                 $66,031,000       $575,310   $2,641,240     $3,301,550      $19,809,300
Apr-2008      1        1.1598                                $66,536,000       $580,360   $2,661,440     $3,326,800      $19,960,800
Aug-2008      1        1.1732                                $67,304,000       $588,040   $2,692,160     $3,365,200      $20,191,200
Oct-2008      1        1.182                                 $67,809,000       $593,090   $2,712,360     $3,390,450      $20,342,700
Feb-2009      2        1.1958                                $68,601,000       $601,010   $2,744,040     $3,430,050      $20,580,300
Aug-2009      1        1.2157                                $69,743,000       $612,430   $2,789,720     $3,487,150      $20,922,900
Sep-2009      1        1.2198                                $69,978,000       $614,780   $2,799,120     $3,498,900      $20,993,400


P.A. No. 2910                                                             Page 1
26521-1F.TXT

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA


                   Exhibit A to Purchase Agreement Number 2910


P.A. No. 2910                          A

                             AIRCRAFT CONFIGURATION


                            Dated _____________ 2004


                                   relating to


                          BOEING MODEL 737-8EH AIRCRAFT



      The Detail Specification is D019A001GOT38P-1, dated _____ TBD_________ 2004, approximately 90 days after completion of Exhibit A and signature to Definitive Purchase Agreement No. 2910. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, dated 29 August 2003 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1GOT38P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

NOTE: THE ATTACHED LISTING OF OPTIONAL FEATURES IS THE MOST ACCURATE ESTIMATE AVAILABLE AT THIS TIME AND IS TO BE REVISED BY SUPPLEMENTAL AGREEMENT IN THE NEAR FUTURE, AFTER SIGNING OF THIS DEFINITIVE AGREEMENT, TO REFLECT CUSTOMER'S FINAL DECISIONS REGARDING THE AIRCRAFT CONFIGURATION SPECIAL FEATURES.


P.A. No. 2910                         A-1

Exhibit A to
Purchase Agreement No. 2910                                               Page 2


                                                                                                                  July 2003 STE
                                                                                                                      Price
    CR                                               Title                                                           Per A/C
    --                                               -----                                                           -------
0110-000029    MINOR MODEL 737-800 PASSENGER AIRPLANE                                                                   IB
0110-000030    MAJOR MODEL 737 AIRPLANE                                                                                 IB
0170A213B33    FLIGHT DECK - 2 OBSERVERS                                                                             $29,800
0170A244C58    SERVICING FEATURES - BASIC                                                                            -$2,900
0170A541A17    AIRFRAME - 737-800                                                                                       IB
0170A541A20    CERTIFICATION - FAA                                                                                      IB
0170A935A26    COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF                                           $143,900
0170B401A73    CLIMATE - NORMAL WEATHER OPERATIONS                                                                   -$2,900
0170B873A78    FORWARD COMPLEX - MINIMUM GALLEY CAPACITY                                                             $233,700
0170B873A82    AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS                                          $367,700
0170C204A96    CARGO - HEAVY DUTY - FORWARD                                                                          -$2,900
0170C204A99    CARGO - HEAVY DUTY- AFT                                                                               -$2,900
0224-000036    EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)                                                          $6,000
0228A229A17    BRAZILIAN CTA SUPPLEMENT TO THE FAA APPROVED AIRPLANE FLIGHT MANUAL                                    $2,100
0252A541A02    ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS          NC
               TEMPERATURE
0252A541A03    METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS                     NC
0254-000003    USPHS CERTIFICATE OF SANITARY CONSTRUCTION                                                               NC
0315B393A35    CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800                                              NC
0351B523A03    TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS                          $13,500
0360C028D96    MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800                                                             NC
1110B637K75    EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800                                                       NC
1130A079K40    LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS  -  KILOGRAMS PER SQUARE METER - BILINGUAL                 NC
               (PORTUGUESE/ENGLISH)
1130B637K93    INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH)                                NC
2130-000010    600 FPM CABIN PRESSURE ASCENT RATE                                                                       NC
2130-000012    350 FPM CABIN PRESSURE DESCENT RATE                                                                      NC
2160-000024    CABIN TEMPERATURE INDICATION  -  DEGREES CELSIUS                                                         NC
2170-000021    OZONE CONTROL -  SPACE PROVISIONS FOR CATALYTIC CONVERTERS                                               NC
2210-000003    AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE                                      NC
2210-000121    AUTOFLIGHT  -  ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE                           NC
2210-000123    AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL                                                    NC
2210-000128    AUTOFLIGHT - CONTROL WHEEL STEERING WARNING                                                              NC
2210-000130    AUTOFLIGHT  -  AIRSPEED DEVIATION WARNING                                                                NC
2210-000142    AUTOFLIGHT  -  ALTITUDE ALERT  -  300/900 FEET                                                           NC
2210-000220    AUTOFLIGHT - MODE CONTROL PANEL WITHOUT SPEED AND ALTITUDE INTERVENTION                                  NC
2230-000137    AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE                                          NC


P.A. No. 2910                         A-2

Exhibit A to
Purchase Agreement No. 2910                                               Page 3


                                                                                                                  July 2003 STE
                                                                                                                      Price
    CR                                               Title                                                           Per A/C
    --                                               -----                                                           -------
2310B401A33    COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND          NC
               THREE VHF SYSTEMS (8.33 KHZ CAPABLE) -  P/N  G7404-124 - BFE/SPE
2311A589A25    HF COMMUNICATIONS - INSTALLATION OF DUAL ROCKWELL HF TRANSCEIVERS - P/N 822-0330-001 AND                 NC
               DIGITAL HF COUPLERS - P/N 822-0987-003 - BFE/SPE
2312A637C67    VHF COMMUNICATIONS - TRIPLE ROCKWELL ARINC 716/750 VHF-900B FM IMMUNE TRANSCEIVERS WITH 8.33             NC
               KHZ CHANNEL SPACING AND CMC INTERFACE CAPABILITY - P/N 822-1047-003 - BFE/SPE
2312B401A06    VHF COMMUNICATIONS - COMPLETE PROVISIONS FOR THIRD (CENTER) VHF TRANSCEIVER                             $800
2321B401A04    SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C  - BFE/SPE                                         NC
2324A218A52    EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 -             $21,000
               BFE/SPE
2331B754B15    PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE                         NC
2331B754B17    PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE                       $4,300
2331B754B21    PRAM/BMM SYSTEM - MATSUSHITA - 80MB - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED -               NC
               BFE/SPE
2350C174A16    AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTECH CORPORATION                                          NC
2351-000034    HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE -
               P/N 903-1341 - BFE/SPE                                                                                    NC
2351-000036    HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE                             NC
2351A213B77    BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 -                 NC
               BFE/SPE
2351A213B80    HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE                                             NC
2351A213B81    HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE                                            NC
2371-000009    NO MONITOR JACK IN THE WHEEL WELL                                                                        NC
2371-000053    SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2              NC
               HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE
2433-000008    STANDBY BUS  -  CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. 1                                            NC
2433-000042    STANDBY POWER - 30-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY                                     $42,400
2433-000093    STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME                                                           NC
2513-000433    CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL              NC
2520B637K80    INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL                                                    NC
2523B637K79    PASSENGER SERVICE UNITS - 189 PAX                                                                     $188,200
2524B637K92    FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES                                      $500
2525B637K97    ECONOMY CLASS SEATS -  737-800  -  189 PAX                                                               NC
2527C006A05    FLOOR COVERING - CARPET, SERGED EDGES                                                                    NC
2528B637K98    OVERHEAD STOWAGE BINS                                                                                   $600
2528B637K99    LITERATURE POCKETS                                                                                     $2,400
2530B637L04    GALLEY PART NUMBERS - BFE                                                                                NC
2530B637L05    GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE                                                     NC
2540B637L00    LA LAVATORY SELECTABLES                                                                                $1,700


P.A. No. 2910                         A-3

Exhibit A to
Purchase Agreement No. 2910                                               Page 4


                                                                                                                  July 2003 STE
                                                                                                                      Price
    CR                                               Title                                                           Per A/C
    --                                               -----                                                           -------
2540B637L01    LD LAVATORY SELECTABLES                                                                                  NC
2540B637L02    LE LAVATORY SELECTABLES                                                                                  NC
2560-000178    PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - BFE/SPE                                 $600
2562B637K73    OVERWATER EMERGENCY EQUIPMENT - GOT                                                                      NC
2564B637K74    DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT                                                $15,700
2622-000047    APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES                                                       NC
2841-000004    STANDARD FUEL SYSTEM ACCURACY  - NO FUEL DENSITOMETERS                                                   NC
2844-000004    FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS                                NC
2911-000041    ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - ABEX (10-62167)                                       NC
2911-000043    AC MOTOR-DRIVEN HYDRAULIC PUMPS  -  ABEX (10-60556)                                                      NC
3131-000143    ACCELEROMETER  -  Honeywell  P/N 971-4193-001  -  BFE/SPE                                                NC
3131-000187    DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N               NC
               980-4700-042 BFE/SPE
3131A218A64    DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA            NC
               INTERFACE - SFIM - P/N ED47B109 -BFE/SPE
3132C174A01    AIRBORNE DATA LOADER/RECORDER - ARINC 615 - HONEYWELL - 964-0401-017 - BFE/SPE                           NC
3162-000006    CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION                                 NC
3162-000022    FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI                                                       NC
3162-000028    RADIO ALTITUDE - BELOW ADI                                                                               NC
3162-000030    RISING RUNWAY - DISPLAYED ON THE ADI                                                                     NC
3162-000032    RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI                                                    NC
3162-000042    TCAS RESOLUTION ADVISORY - ADI                                                                           NC
3162-000044    TCAS RESOLUTION ADVISORY - VSI                                                                           NC
3162-000046    SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI                                                        NC
3162-000047    LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI                                                           NC
3162-000050    ILS FAILURE FLAGS - DISPLAYED FOR NCD                                                                    NC
3162-000051    ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE                               NC
3162-000059    MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY                                                     NC
3162-000064    RANGE ARCS - NAVIGATION DISPLAY                                                                          NC
3162-000079    MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY                                  NC
3162-000081    ADF POINTER(S) - NAVIGATION DISPLAY                                                                      NC
3162-000084    TCAS 3 NM RANGE RING - NAVIGATION DISPLAY                                                                NC
3162-000085    FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED                                      NC
3162-000288    APPROACH MINIMUMS - RADIO AND BARO BASED                                                                 NC
3244-000008    SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL                                                      NC
3245-000048    BRAKES - STEEL - HIGH CAPACITY - ALLIEDSIGNAL                                                            NC
3245-000093    WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - ALLIEDSIGNAL - INSTALLATION            NC
               WITH SFE 28 PR, 225 MPH TIRES
3245-000097    WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 12 PR, 225          NC
               MPH RADIAL TIRES
3321-000001    PASSENGER CABIN LIGHTING  -  SINGLE-ZONE CONTROL                                                         NC
3324-000017    NO SMOKING SIGN - PERMANENT ILLUMINATION                                                                 NC


P.A. No. 2910                         A-4

Exhibit A to
Purchase Agreement No. 2910                                               Page 5


                                                                                                                  July 2003 STE
                                                                                                                      Price
    CR                                               Title                                                           Per A/C
    --                                               -----                                                           -------
3342-000035    NOSE GEAR TAXI LIGHT  -  250-WATT                                                                        NC
3350A164A15    EMERGENCY ESCAPE PATH LIGHTING - SEAT/MONUMENT MOUNTED - SFE                                             NC
3350A704A19    EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT                                     $18,400
3412-000022    DUAL ELEMENT NON-ASPIRATED TAT PROBE                                                                     NC
3414-000035    STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK                                                       NC
3423-000023    STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE                                                     NC
3430-000112    ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BFE/SPE                           NC
3431A065B03    VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE                                  NC
3433A732A13    RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 -             NC
               BFE/SPE
3443A065B13    SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL              NC
               COLLINS TRANSCEIVER P/N 822-1710-001 - BFE/SPE
3443B691B64    SINGLE WXR-2100 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL - ROCKWELL COLLINS P/N                   $11,900
               622-5129-802 - BFE
3445B866A10    TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7                 NC
               COMPLIANT - BFE/SPE
3446-000045    STANDARD VOLUME FOR ALTITUDE CALLOUTS                                                                    NC
3446-000050    500 SMART CALLOUT                                                                                        NC
3446-000085    GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50,             NC
               40, 30, 20, 10, APPROACHING MINIMUMS, MINIMUMS
3451-000023    VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE                                   NC
3453B866A17    ATC SYSTEM - HONEYWELL INTERNATIONAL INC  ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND            NC
               TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE
3455-000020    DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE              NC
3457A065A61    AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM                                                               NC
3457A065A62    AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER  P/N              NC
               066-50014-0101; ADF ANTENNA  P/N 2041683-7507 - BFE/SPE
3457A065A65    SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE                                NC
3461-000127    FMCS - BUILT-IN TEST EQUIPMENT PRINTER RECEPTACLES                                                       NC
3461A425A10    FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED                       NC
3461B692B52    FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FMC (SINGLE) WITH CAPTAIN'S CDU AND FIRST OFFICER'S        $15,300
               MCDU - INSTALLATION - SFE
3511-000011    NO REMOTE CREW OXYGEN FILL STATION                                                                       NC
3511B873B95    CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER -           $6,700
               EROS - BFE/SPE
3511B899B49    CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - FIRST OBSERVER - EROS - BFE/SPE                  NC
3511B899B50    CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - SECOND OBSERVER - EROS/SCOTT AVIATION -          NC
               BFE/SPE
3520-000254    CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - 22 MINUTES CAPABILITY                          $37,800
3811-000019    POTABLE WATER  -  SERVICEABLE TO 60 GALLONS                                                            $1,700


P.A. No. 2910                         A-5

Exhibit A to
Purchase Agreement No. 2910                                               Page 6


                                                                                                                  July 2003 STE
                                                                                                                      Price
    CR                                               Title                                                           Per A/C
    --                                               -----                                                           -------
3832-000032    VACUUM WASTE SYSTEM  -  MONOGRAM TOILET ASSEMBLIES                                                       NC
3910C028D97    AFT ELECTRONICS PANEL ARRANGEMENT - GOT                                                                  NC
5200-000036    HOLD-OPEN LOCK (DOWN-TO-RELEASE)  -  ENTRY AND SERVICE DOORS                                             NC
5231A561C54    CARGO DOOR - SOLID SKIN                                                                                  NC
5300-000027    UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY                                                           NC
7200-000224    SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES                                                               NC
7200A251A03    CFM56-7 ENGINES - 7B27/B1 FULL RATING                                                                 SIDE LTR
7900-000116    LUBRICATING OIL - MOBIL JET II                                                                           NC
MISC           INTERIOR ALLOWANCE                                                                                   -$845,300
TBD            TWO POSITION TAIL SKID - 737-800                                                                      $252,400
                                                                                                                    ----------
OPTIONS: 144                                                                                            TOTALS:      $562,200


P.A. No. 2910                         A-6

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

                   Exhibit B to Purchase Agreement Number 2910


                                 P.A. No. 2910                                 B

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

      1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

            1.1 Airworthiness and Registration Documents.

                  Not later than 6 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

            1.2 Certificate of Sanitary Construction.

                  1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

                  1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 MONTHS PRIOR TO DELIVERY. Boeing will then obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.


                                 P.A. No. 2910                               B-1

            1.3 Customs Documentation.

                  1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

                  1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 DAYS PRIOR TO DELIVERY all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 DAYS PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

                  1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, IMMEDIATELY PRIOR TO THE FERRY FLIGHT, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

            2. INSURANCE CERTIFICATES.

                  Unless provided earlier, Customer will provide to Boeing not later than 30 DAYS PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of
Article 8 of the AGTA.


                                 P.A. No. 2910                               B-2

            3. NOTICE OF FLYAWAY CONFIGURATION.

                  Not later than 20 DAYS PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

                  (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                  (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

                  (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

                  (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                  (v) a complete ferry flight itinerary.

            4. DELIVERY ACTIONS BY BOEING.

                  4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

                  4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

                  4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.


                                 P.A. No. 2910                               B-3

                  4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

AIRCRAFT MODEL                                         FUEL PROVIDED
--------------                                         -------------
     737                                                   1,000
     747                                                   4,000
     757                                                   1,600
     767                                                   2,000
     777                                                   3,000

                  4.5 Flight Crew and Passenger Consumables. Boeing will provide, at no charge to Customer, reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

                  4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

                  4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

            5. DELIVERY ACTIONS BY CUSTOMER.

                  5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                  5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

                  5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.


                                 P.A. No. 2910                               B-4

                              ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

           Supplemental Exhibit AE1 to Purchase Agreement Number 2910



             (For Model 717-200, 737-600, 737-700, 737-800, 737-900,
             777-200LR and 777-300ER the Airframe Price Includes the
                    Engine Price at its basic thrust level.)


P.A. No. 2910                        AE1 - 1

                              ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES

1.    Formula.

      Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

      P(a) = (P+B)(L + M) - P

      Where:

          P(a)= Airframe Price Adjustment. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200X and 777-300X the Airframe
                  Price includes the Engine Price at its basic thrust level.)

            L =   .65 x (ECI
                        -----
                        ECI(b) where ECI(b) is the base year index (as set forth in Table 1 of this Purchase Agreement)

            M =  .35 x (ICI
                       ----
                       ICI(b) where ICI(b) is the base year index (as set forth in Table 1 of this Purchase Agreement)

            P = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).


P.A. No. 2910                        AE1 - 1

            B =  0.005 x (N/12) x (P)    where N is the number of calendar
                                         months which have elapsed from the
                                         Airframe Price Base Year and Month up
                                         to and including the month of delivery,
                                         both as shown in Table 1 of the
                                         Purchase Agreement.  The entire
                                         calculation of 0.005 X (N/12) will be
                                         rounded to 4 places, and the final
                                         value of B will be rounded to the
                                         nearest dollar.

            ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries" (ECI code 3721), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

            ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index ", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable Aircraft.

            As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:  i.   In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

       ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

       iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

       iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base


P.A. No. 2910                        AE1 - 2
            year June 1989 = 100). The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

       v.   The final value of P(a) will be rounded to the nearest dollar.

       vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.    Values to be Utilized in the Event of Unavailability.

      2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 12 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

      2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

      2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement which is consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1.

      2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.


P.A. No. 2910                        AE1 - 3

Note:  i.   The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price
            Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

       ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.


P.A. No. 2910                        AE1 - 4

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA


           Supplemental Exhibit BFE1 to Purchase Agreement Number 2910




P.A. No. 2910                         BFE1

                       BUYER FURNISHED EQUIPMENT VARIABLES


                                   relating to


                          BOEING MODEL 737-8EH AIRCRAFT



This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

             Galley System                           July 19, 2006
                                                     ----------------

             Galley Inserts                          July 19, 2006
                                                     ----------------

             Seats (passenger)                       July 19, 2006
                                                     ----------------

             Cabin Systems Equipment                 July 19, 2006
                                                     ----------------

             Miscellaneous Emergency Equipment       July 19, 2006
                                                     ----------------

             Cargo Handling Systems                  November 6, 2006
                                                     ----------------


P.A. No. 2910                            BFE1-1

2.    On-dock Dates

On or about 17 December 2004, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                        Preliminary On-Dock Dates
                                            JULY 2007

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       5/19/07

Galleys/Furnishings                         5/12/07

Miscellaneous Emergency Equipment           5/12/07

Electronics                                 3/19/07

Textiles/Raw Material                       2/8/07

Cargo Systems                               5/4/07

Provision Kits                              1/4/07

Radomes                                     4/12/07

Item                                        Preliminary On-Dock Dates
                                            OCTOBER 2007

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       8/27/07

Galleys/Furnishings                         8/20/07

Miscellaneous Emergency Equipment           8/20/07

Electronics                                 6/27/07

Textiles/Raw Material                       5/10/07

Cargo Systems                               8/6/07

Provision Kits                              4/6/07

Radomes                                     7/20/07


P.A. No. 2910                            BFE1-2

Item                                        Preliminary On-Dock Dates
                                            NOVEMBER 2007 (1)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       9/21/07

Galleys/Furnishings                         9/14/07

Miscellaneous Emergency Equipment           9/14/07

Electronics                                 7/21/07

Textiles/Raw Material                       6/11/07

Cargo Systems                               8/31/07

Provision Kits                              4/30/07

Radomes                                     8/14/07

Item                                        Preliminary On-Dock Dates
                                            NOVEMBER 2007 (2)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       9/23/07

Galleys/Furnishings                         9/16/07

Miscellaneous Emergency Equipment           9/16/07

Electronics                                 7/23/07

Textiles/Raw Material                       6/12/07

Cargo Systems                               9/4/07

Provision Kits                              5/4/07

Radomes                                     8/16/07


P.A. No. 2910                            BFE1-3

Item                                        Preliminary On-Dock Dates
                                            DECEMBER 2007 (1)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       10/21/07

Galleys/Furnishings                         10/14/07

Miscellaneous Emergency Equipment           10/14/07

Electronics                                 8/21/07

Textiles/Raw Material                       7/11/07

Cargo Systems                               10/1/07

Provision Kits                              6/1/07

Radomes                                     9/14/07

Item                                        Preliminary On-Dock Dates
                                            DECEMBER 2007 (2)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       10/24/07

Galleys/Furnishings                         10/17/07

Miscellaneous Emergency Equipment           10/17/07

Electronics                                 8/24/07

Textiles/Raw Material                       7/12/07

Cargo Systems                               10/3/07

Provision Kits                              6/3/07

Radomes                                     9/17/07


P.A. No. 2910                            BFE1-4

Item                                        Preliminary On-Dock Dates
                                            JANUARY 2008 (1)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       11/18/07

Galleys/Furnishings                         11/11/07

Miscellaneous Emergency Equipment           11/11/07

Electronics                                 9/18/07

Textiles/Raw Material                       8/8/07

Cargo Systems                               10/28/07

Provision Kits                              6/28/07

Radomes                                     10/11/07

Item                                        Preliminary On-Dock Dates
                                            JANUARY 2008 (2)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       11/21/07

Galleys/Furnishings                         11/14/07

Miscellaneous Emergency Equipment           11/14/07

Electronics                                 9/21/07

Textiles/Raw Material                       8/9/07

Cargo Systems                               10/29/07

Provision Kits                              6/29/07

Radomes                                     10/14/07


P.A. No. 2910                            BFE1-5

Item                                        Preliminary On-Dock Dates
                                            APRIL 2008

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       2/17/08

Galleys/Furnishings                         2/10/08

Miscellaneous Emergency Equipment           2/10/08

Electronics                                 12/17/07

Textiles/Raw Material                       10/27/07

Cargo Systems                               1/29/07

Provision Kits                              9/26/07

Radomes                                     1/10/08

Item                                        Preliminary On-Dock Dates
                                            AUGUST 2008

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       6/21/08

Galleys/Furnishings                         6/14/08

Miscellaneous Emergency Equipment           6/21/08

Electronics                                 4/21/08

Textiles/Raw Material                       3/9/08

Cargo Systems                               5/31/08

Provision Kits                              1/31/08

Radomes                                     5/14/08


P.A. No. 2910                            BFE1-6

Item                                        Preliminary On-Dock Dates
                                            OCTOBER 2008

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       8/22/08

Galleys/Furnishings                         8/15/08

Miscellaneous Emergency Equipment           8/15/08

Electronics                                 6/22/08

Textiles/Raw Material                       5/10/08

Cargo Systems                               8/1/08

Provision Kits                              4/1/08

Radomes                                     7/15/08

Item                                        Preliminary On-Dock Dates
                                            FEBRUARY 2009 (1)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       12/13/08

Galleys/Furnishings                         12/6/08

Miscellaneous Emergency Equipment           12/6/08

Electronics                                 9/13/08

Textiles/Raw Material                       8/29/08

Cargo Systems                               11/14/08

Provision Kits                              7/14/08

Radomes                                     11/6/08


P.A. No. 2910                            BFE1-7

Item                                        Preliminary On-Dock Dates
                                            FEBRUARY 2009 (2)

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       12/14/08

Galleys/Furnishings                         12/7/08

Miscellaneous Emergency Equipment           12/14/08

Electronics                                 9/14/08

Textiles/Raw Material                       8/30/08

Cargo Systems                               11/15/08

Provision Kits                              7/17/08

Radomes                                     11/7/08

Item                                        Preliminary On-Dock Dates
                                            AUGUST 2009

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       6/21/09

Galleys/Furnishings                         6/14/09

Miscellaneous Emergency Equipment           6/21/09

Electronics                                 4/21/09

Textiles/Raw Material                       3/9/09

Cargo Systems                               5/31/09

Provision Kits                              1/31/09

Radomes                                     5/14/09


P.A. No. 2910                            BFE1-8

Item                                        Preliminary On-Dock Dates
                                            SEPTEMBER 2009

                                            Aircraft                 Aircraft
                                            --------                 --------
Seats                                       7/20/09

Galleys/Furnishings                         7/13/09

Miscellaneous Emergency Equipment           7/13/09

Electronics                                 5/20/09

Textiles/Raw Material                       4/9/09

Cargo Systems                               6/20/09

Provision Kits                              2/20/09

Radomes                                     6/13/09


P.A. No. 2910                            BFE1-9

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA



           Supplemental Exhibit CS1 to Purchase Agreement Number 2910




P.A. No. 2910                         CS1

                           CUSTOMER SUPPORT VARIABLES


                                   relating to


                          BOEING MODEL 737-800 AIRCRAFT



Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below, without additional charges to Customer.

1.    Maintenance Training.

      1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

      1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

      Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

      Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

P.A. No. 2910                        CS1-1

3.    Planning Assistance.

      3.1   Maintenance and Ground Operations.

            Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

      3.2   Spares.

            Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.    Technical Data and Documents.

      Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.


P.A. No. 2910                        CS1-2

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA


           Supplemental Exhibit EE1 to Purchase Agreement Number 2910




P.A. No. 2910                          EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT



1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

         2.1. Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.




P.A. No. 2910                        EE1-1

         2.2.    Patents.

                 2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

                 2.2.2 CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or
                 (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

                 2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

         2.3. Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

         2.4.    Warranty Pass-On.

                 2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.




P.A. No. 2910                        EE1-2

                 2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

                 2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

         2.5.    New Engine Warranty.

                 2.5.1. CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                          (i) Parts Credit Allowance will be granted for any
                 Failed Parts.

                          (ii) Labor Allowance for disassembly, reassembly, test
                 and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                          (iii) Such Parts Credit Allowance, test and Labor
                 Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

                 2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

                          (i) Arrange to have the failed Engines and Modules
                 repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                          (ii) Transportation to and from the designated
                 facility shall be at Customer's expense.

         2.6. New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

                 2.6.1. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.



P.A. No. 2910                        EE1-3

                 2.6.2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

         2.7.    Ultimate Life Warranty.

                 2.7.1. CFM warrants Ultimate Life limits on the following
                 Parts:

                          (i)     Fan and Compressor Disks/Drums

                          (ii)    Fan and Compressor Shafts

                          (iii)   Compressor Discharge Pressure Seal (CDP)

                          (iv)    Turbine Disks

                          (v)     HPT Forward and Stub Shaft

                          (vi)    LPT Driving Cone

                          (vii)   LPT Shaft and Stub Shaft

                 2.7.2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

         2.8.    Campaign Change Warranty.

                 2.8.1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

                 Engines and Modules

                          (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

                          (ii) 50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.



P.A. No. 2910                        EE1-4

                 2.8.2. Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

                 2.8.3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

         2.9. Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         2.10.   Indemnity and Contribution.

                 2.10.1. IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

                 2.10.2. CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND


P.A. No. 2910                        EE1-5

                 LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.


P.A. No. 2910                        EE1-6

                                     TABLE 1
                                      737X
                            CFM56 WARRANTY PARTS LIST
                                  FLIGHT HOURS

                                                   Flight Hours
                                   --------------------------------------------
                                   2000    3000    4000    6000    8000   12000
                                   ----    ----    ----    ----    ----   -----
Fan Rotor/Booster
   Blades                                    X
   Disk, Drum                                                               X
   Spinner                                   X

Fan Frame
   Casing                                                           X
   Hub & Struts                                      X
   Fairings                                          X
   Splitter (Mid Ring)                               X
   Vanes                                     X
   Engine Mount                                      X

No. 1 & No. 2 Bearing Support
   Bearings                                          X
   Shaft                                                                    X
   Support (Case)                                    X

Inlet Gearbox & No. 3 Bearing
   Bearings                                          X
   Gear                                              X
   Case                                              X

Compressor Rotor
   Blades                                    X
   Disk & Drums                                                             X
   Shaft                                                                    X

Compressor Stator
   Casing                                                           X
   Shrouds                                   X
   Vanes                                     X
   Variable Stator Actuating                 X
   Rings

Combustor Diffuser Nozzle (CDN)
   Casings                                   X
   Combustor Liners                          X
   Fuel Atomizer                             X
   HPT Nozzle                                X
   HPT Nozzle Support                                X
   HPT Shroud                                X



P.A. No. 2910                        EE1-7

                                     TABLE 1
                                      737X
                            CFM56 WARRANTY PARTS LIST
                                   (continued)

                                                   Flight Hours
                                   --------------------------------------------
                                   2000    3000    4000    6000    8000   12000
                                   ----    ----    ----    ----    ----   -----
HPT Rotor
   Blades                                            X
   Disks                                                                    X
   Shafts                                                                   X
   Retaining Ring                            X

LP Turbine
   Casing                                                    X
   Vane Assemblies                           X
   Interstage Seals                          X
   Shrouds                                   X
   Disks                                                            X
   Shaft                                                                    X
   Bearings                                          X
   Blades                                    X

Turbine Frame
   Casing & Struts                                           X
   Hub                                               X
   Sump                                              X

Accessory & Transfer Gearboxes
   Case                                              X
   Shafts                                            X
   Gears                                             X
   Bearings                                          X

Air-Oil Seals                                X

Controls & Accessories
   Engine                            X

Condition Monitoring Equipment       X


P.A. No. 2910                        EE1-8

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA


           Supplemental Exhibit SLP1 to Purchase Agreement Number 2910




P.A. No. 2910                         SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT




This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2910.

1.       Wing.

         (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

         (b)     Wing spar webs, chords and stiffeners.

         (c)     Inspar wing ribs.

         (d)     Inspar splice plates and fittings.

         (e)     Main landing gear support structure.

         (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

         (g) Engine strut support fittings attached directly to wing primary structure.

         (h)     Wing-to-body structural attachments.

         (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

         (j)     Trailing edge flap tracks and carriages.

         (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.




P.A. No. 2910                        SLP1-1

2.       Body.

         (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

         (b) Window and windshield structure but excluding the windows and windshields.

         (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

         (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

         (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

         (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

         (g)     Forward and aft pressure bulkheads.

         (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

         (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

         (j) Support structure in the body for the stabilizer pivot and stabilizer screw.


P.A. No. 2910                        SLP1-2

3.       Vertical Stabilizer.

         (a)     External skins between front and rear spars.

         (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

         (c)     Inspar ribs.

         (d)     Rudder hinges and supporting ribs, excluding bearings.

         (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

         (f) Rudder internal, fixed attachment and actuator support structure.

4.       Horizontal Stabilizer.

         (a)     External skins between front and rear spars.

         (b)     Front and rear spar chords, webs and stiffeners.

         (c)     Inspar ribs.

         (d) Stabilizer center section including hinge and screw support structure.

         (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

         (f) Elevator internal, fixed attachment and actuator support structure.

5.       Engine Strut.

         (a)     Strut external surface skin and doublers and stiffeners.

         (b)     Internal strut chords, frames and bulkheads.

         (c)     Strut to wing fittings and diagonal brace.

         (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.


P.A. No. 2910                        SLP1-3

6.       Main Landing Gear.

         (a)     Outer cylinder.

         (b)     Inner cylinder, including axles.

         (c) Upper and lower side struts, including spindles, universals and reaction links.

         (d)     Drag strut.

         (e)     Bell crank.

         (f)     Orifice support tube.

         (g)     Trunnion link.

         (h)     Downlock links including spindles and universals.

         (i)     Torsion links.

         (j)     Actuator beam, support link and beam arm.

7.       Nose Landing Gear.

         (a)     Outer cylinder.

         (b)     Inner cylinder, including axles.

         (c)     Orifice support tube.

         (d)     Upper and lower drag strut, including lock links.

         (e)     Steering plates and steering collars.

         (f)     Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.




P.A. No. 2910                        SLP1-4

2910-01



GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil



Subject:    Loading of Software Owned by or Licensed to Customer

Reference:  Purchase Agreement No. 2910 (the Purchase Agreement) between The
            Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (the Aircraft)



This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Prior to delivery of an Aircraft to Customer, Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: i) aircraft communications addressing and reporting system (ACARS), ii) digital flight data acquisition unit (DFDAU), iii) flight management system (FMS), iv) cabin management system (CMS), v) satellite communications system (SATCOM), vi) engine indication and crew alerting system (EICAS) and vii) airplane information management system (AIMS). The Software is not part of the configuration of the Aircraft certified by the FAA. If requested by Customer, Boeing will install the Software after the FAA has issued the standard airworthiness certificate or the export certificate of airworthiness, whichever is applicable, but before delivery of the Aircraft on the following conditions:

1. Customer and Boeing agree that the Software is deemed to be BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 9, 10 and 11 of
      Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.




P.A. No. 2910
GOT

GOL Transportes Aereos SA
Letter Agreement No. 2910-01                                              Page 2




      Customer and Boeing further agree that the installation of the Software is deemed to be a service under Exhibit B, Customer Support Document, to the AGTA. Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY



By
  --------------------------------------


Its           Attorney-In-Fact
   -------------------------------------



ACCEPTED AND AGREED TO this

Date:                             , 2004
      ----------------------------



GOL TRANSPORTES AEREOS SA



By
  --------------------------------------


Its
   -------------------------------------

Witness:

----------------------------------------

----------------------------------------



P.A. No. 2910
GOT

6-1162-DME-0714




GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil




Subject:         Demonstration Flight Waiver

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between
                 The Boeing Company (Boeing) and GOL Transportes Aereos SA
                 (Customer) relating to Model 737-8EH aircraft (the Aircraft)



This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

CORRECTION COSTS: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

FLIGHT DISCREPANCY: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.


P.A. No. 2910
                               BOEING PROPRIETARY

GOL Transportes Aereos SA
Letter Agreement No. 6-1162-DME-0714                                      Page 2



The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

                           TOTAL FUEL ENTITLEMENT
        AIRCRAFT MODEL         (U.S. GALLONS)
        --------------         --------------
             737        Full tanks (approx. 5,300 to
                         6,800, depending on model)
             747                   26,000
             757                    9,600
             767                   11,000
             777                   10,300


Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,


P.A. No. 2910
                               BOEING PROPRIETARY

GOL Transportes Aereos SA
Letter Agreement No. 6-1162-DME-0714                                      Page 3



THE BOEING COMPANY




By
  ---------------------------------------


Its           Attorney-In-Fact
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:                              , 2004
      -----------------------------


GOL TRANSPORTES AEREOS SA




By
  ---------------------------------------


Its
   --------------------------------------

Witness:


-----------------------------------------

-----------------------------------------



P.A. No. 2910
                               BOEING PROPRIETARY

2910-02

GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil

Subject: Flight Crew Training Spare Parts Support

Reference: Purchase Agreement No. 2910 (the Agreement) between The Boeing
           Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (the Aircraft)



This Letter Agreement is entered into on the date below, and amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement.

Definition of Terms:

FLIGHT CREW TRAINING: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

REMOVED PARTS: Parts removed from an Aircraft during Flight Crew Training.

REPLACEMENT PARTS: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

STANDBY PARTS: Parts which are owned by Customer and located at Customer's designated storage area at Boeing to support Flight Crew Training.

TRAINING AIRCRAFT: The Aircraft delivered to Customer and used for Flight Crew Training.





P. A. No. 2910                                                              GOT

2910-02
GOL Transportes Aereos SA                                                Page 2


1. Provisioning of Spare Parts

      To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and, Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

      If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.

2.    Disposition of Removed Parts

      With respect to Removed Parts, Boeing may:

      (i) repair such Removed Parts, at no charge to Customer, and either retain such parts as Standby Spare Parts or return the Removed Parts to Customer, at Customer expense;

      (ii) return the Removed Parts to Customer at Customer's expense; or

      (iii) return the Removed Parts to the manufacturer for repair or replacement under such manufacturer's warranty. Upon Boeing's receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Parts or return such Removed Parts or their replacements to Customer, at Customer's expense.

      Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.

3.    Redelivery of Standby Parts

      Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.



P. A. No. 2910                                                              GOT

2910-02
GOL Transportes Aereos SA                                                Page 3




4.    Non-performance by Customer

      If Customer's non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

      (i) purchase Standby Spare Parts and invoice Customer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

      (ii) cancel or reschedule the Flight Crew Training.

      (iii) invoice Customer for any expenses, including but not limited to ground handling expenses, maintenance costs and storage costs, that are directly attributable to the delay in the Flight Crew Training.


5.    Customer Warranty

      Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

6.    Title and Risk of Loss

      Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.




P. A. No. 2910                                                              GOT

2910-02
GOL Transportes Aereos SA                                                Page 4


Very truly yours,


THE BOEING COMPANY

By
  -----------------------------------------------


Its      Attorney-In-Fact
   -------------------------------------



ACCEPTED AND AGREED TO this


Date:                                      , 2004
      -------------------------------------



GOL TRANSPORTES AEREOS SA

By
  -----------------------------------------------


Its
   ----------------------------------------------

Witness:

-------------------------------

-------------------------------


P. A. No. 2910                                                              GOT

2910-03

GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil

Subject: Spares Initial Provisioning

Reference: Purchase Agreement No. 2910 (the Purchase Agreement) between The
           Boeing Company (Boeing) and GOL Transportes Aereos SA(Customer) relating to Model 737-8EH aircraft (the Aircraft)



This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Applicability.

      This letter will apply to initial provisioning for the Model 737-8EH Aircraft purchased by Customer under the Purchase Agreement.

2.    Initial Provisioning Meeting.


      Boeing will conduct a meeting with Customer to establish mutually agreed procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft (Initial Provisioning Meeting). The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.

Prior to the Initial Provisioning Meeting Boeing will furnish to Customer Boeing Manual D6-81834, entitled "Spares Provisioning Products Guide" (Boeing Spares Provisioning Products Guide), and at the Initial Provisioning Meeting Customer


P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 2




will provide to Boeing the data described in Chapter 6 thereof (Customer Data). After review and acceptance by Boeing of the Customer Data provided, Boeing will use the Customer Data to prepare Boeing's quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). At the Initial Provisioning Meeting the parties will also agree on the provisioning documentation to be provided by Boeing (Provisioning Data) as described in Boeing Spares Provisioning Products Guide, and Boeing will provide instruction in the use of such Provisioning Data. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft.

3.    Initial Provisioning Documentation.


      Boeing will furnish Provisioning Data to Customer on or about 90 days after aircraft implementation. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

      3.2 Buyer Furnished Equipment (BFE) Provisioning Data.


            3.2.1 Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data for BFE installed on Customer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.


            3.2.2 Customer's Responsibility. Customer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.2.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in the Provisioning Data.

      3.3 Other Data. Boeing will submit to Customer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Customer in the maintenance and repair of the Aircraft.




P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 3



4.    Purchase from Boeing of Spare Parts as Initial Provisioning for the
      Aircraft.


      4.1 Boeing Spare Parts. Customer will place orders for Provisioning Items by 60 days after receipt of Initial Provisioning data; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later than 24 months after receipt of the order.

      4.2 Supplier Provisioning Items. Customer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such supplier Provisioning Item will be 112% of the supplier's quoted price to Boeing therefore. If Customer elects to purchase such supplier Provisioning Items from Boeing, Customer will place its orders therefore in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

      4.3 Ground Support Equipment and Special Tools. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be one hundred twelve percent (112%) of the supplier's quoted price to Boeing therefore. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefore by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

      4.4 Spare Engines and Engine Spare Parts. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

      4.5 QEC Kits. Boeing will, on or about 30 days after aircraft implementation, furnish to Customer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by

P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 4


Customer from Boeing. Customer agrees to review such listing and indicate by marking on one copy of such listing those components that Customer desires included in its QEC kits. Customer will return such marked copy to Boeing within 30 days after Customer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Customer and will provide copies of such republished listing to Customer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Customer for the Aircraft. Boeing will furnish to Customer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Customer. Customer agrees to place orders with Boeing for the QEC kits for the Aircraft by 30 days after receipt of QEC kit configuration with part number and quoted kit price.

      4.6 Payment for Provisioning Items. The payment provisions of the Customer Services General Terms Agreement (CSGTA) between Boeing and Customer will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.


5.    Delivery.


      Boeing will, insofar as reasonably possible, deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Customer.

6.    Substitution for Obsolete Spare Parts.


      6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefore, (other than a redesign at Customer's request), Boeing will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Customer's account with Boeing with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.


P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 5


      6.2 Delivery of Obsolete Spare Parts and Substitutes Therefore. Obsolete or unusable Spare Parts returned by Customer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

7.    Repurchase of Provisioning Items.


      7.1 Obligation to Repurchase Peculiar Provisioning Items. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model * Aircraft previously purchased by Customer from Boeing, and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft,
(ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

      7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

      7.3 Notification and Format. Customer will notify Boeing, in writing, when Customer desires to return Provisioning Items which Customer's


P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 6



review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed.

      7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Customer of the reason that any spare part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

      7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a supplier which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

      7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Customer will pay the freight charges for the shipment from Customer to Boeing of any such Provisioning Items.

8.    Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of
      Loss.


      Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to



P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 7

Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefore, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.    Supplier Support.


      Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's customers and/or such customer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Customer on or about 90 days after aircraft implementation in Boeing Document D6-56115, Volumes 1 and 2. In the event Customer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Customer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Customer, assist Customer in resolving such difficulty. Assistance will be provided by the Customer Supplier Services organization.

10.   Termination for Excusable Delay.


      In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7 of the AGTA, such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement No. 2910-03                                              Page 8



Very truly yours,


THE BOEING COMPANY

By
  --------------------------------------


Its     Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date:                                           2004
      -----------------------------------------


GOL TRANSPORTES AEREOS SA

By
  --------------------------------------


Its
   --------------------------------------

Witness:

-------------------

-------------------


P.A. No. 2910

6-1162-DME-0706



GOL Transportes Aereos SA
Rua Tamoios, 246
Jardim Aeroporto
Sao Paulo - SP
04630-000 - Brazil

Subject:         Purchase Right Aircraft

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement)
                 between The Boeing Company (Boeing) and GOL Transportes
                 Aereos SA (Customer) relating to Model 737-8EH aircraft
                 (the Aircraft)


This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer's expressed desires for aircraft delivery flexibility, Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.       Purchase Right Aircraft Delivery Timing

Boeing offers Customer twenty (20) model 737-8EH purchase right aircraft; with delivery of all such purchase right aircraft to occur not later than 31 December 2010 at a rate of not more than five (5) per year, with firm purchase exercise requirements as follows:

Number                    Exercise         Number           Exercise
of aircraft                 Date           of aircraft        Date
-----------               --------         -----------      --------
                                           4                June 2007
5                         June 2005        5                June 2008
4                         June 2006        2                June 2009


P.A. No. 2910                                                                AMX

Letter Agreement NO. 6-1162-DME-0706
GOL Transportes Aereos SA                                                 Page 2


All purchase right aircraft are offered on a subject-to-availability-of-position
(STAP) basis, and will retain the same Model 737-8EH configuration and detail specification as that described in Exhibit A to the Purchase Agreement, with the exception of any detail special feature changes as may be mutually agreed. With the firm exercise of each purchase right, Boeing offers Customer the ability to add a one-for-one additional purchase right aircraft, to a maximum of eight (8) such additional purchase right aircraft, with any such additional purchase right aircraft to also be STAP and exercised not later than 01 June 2009 for delivery not later than 31 December 2010. Should Customer choose not to exercise some or all of the offered purchase right aircraft in any given calendar year, such un-exercised purchase right aircraft will be cancelled and not be available for later exercise.

2.       Purchase Right Aircraft Exercise and Business Terms.

Customer may exercise a purchase right aircraft by providing Boeing with written notice not later than the first business day of the exercise month above described, which will be not less than fifteen (15) months prior to the requested aircraft delivery position, with not more than two (2) requested aircraft to be delivered in any one month. Boeing will, within thirty (30) days of Customer's notice to exercise a purchase right aircraft, notify Customer of the availability of such requested delivery position as well as alternative delivery positions, and within such thirty (30) day period the Purchase Agreement will be amended to incorporate the agreed upon additional firm purchased aircraft.

The same base price and business terms as those described in the reference Purchase Agreement will apply to any such model 737-8EH purchase right aircraft delivering before 31 December 2010. However, Boeing does retain the right to increase the basic aircraft price to accommodate any mandated government or other changes made necessary for reasons of improving safety-of-flight and/or retention of the aircraft certificate of airworthiness.

At the time of Customer's exercise of a purchase right aircraft, such aircraft will then become a firmly contracted aircraft and will require Customer's payment within 5 business days any advance payments due at time of exercise, per the terms of the Purchase Agreement and/or Letter Agreement No, 6-1162-DME-0707 as well as any further advance payments as may be due per the terms of the advance payment schedule described therein.

3.       Firm Aircraft Termination - Excusable Delay.

If any firm Aircraft are terminated by Boeing from this Purchase Agreement under
Article 7, Excusable Delay, the number of Purchase Right Aircraft available to Customer under this Letter Agreement shall remain unchanged. If any firm Aircraft are terminated by Customer from this Purchase Agreement under Article


P.A. No. 2910                                                                AMX

Letter Agreement NO. 6-1162-DME-0706
GOL Transportes Aereos SA                                                 Page 2


7 for reasons other than a labor strike or labor slowdown the number of Purchase Right Aircraft shall be reduced by the same number as firm Aircraft terminated.

4.       Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By
  -----------------------------------


Its           Attorney-In-Fact
   ----------------------------------


ACCEPTED AND AGREED TO this

Date:                                 2004
      -------------------------------


GOL TRANSPORTES AEREOS SA


By
  -----------------------------------


Its
   ----------------------------------

Witness:

-------------------------------------


-------------------------------------



P.A. No. 2910                                                                AMX

6-1162-DME-0708



GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil

Subject:         Technical Matters

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement)
                 between The Boeing Company (Boeing) and GOL Transportes
                 Aereos SA (Customer) relating to Model 737-8EH aircraft
                 (the Aircraft)


This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       SHORT FIELD PERFORMANCE IMPROVEMENTS -  MODEL 737-8EH

In response to Customer's operational requirements at certain commercial airfield locations, Boeing has developed a short field performance improvement package. Boeing will develop, test, certify, and provide, as solely determined by Boeing, such reasonable performance improvements with the delivery of each Aircraft, or as necessary, on a post-delivery basis through a certified modification kit. It is currently expected and understood that such improvements will be available to support the delivery of each of Customer's Aircraft. Additionally, Boeing will, with reasonable efforts, plan to make such improvements to also be available to support Customer's potential exercise of a purchase right aircraft that may deliver as early as April of calendar year 2006. Boeing does not expect that such improvements will be available prior to April of 2006. The availability of such


P.A. No. 2910
GOT

GOL Transportes Aereos SA
Letter Agreement NO. 6-1162-DME-0708                                      Page 2


improvements, to support a potential purchase right aircraft delivery as early as April 2006, requires that Customer and Boeing have achieved a firm, signed definitive Purchase Agreement for the Aircraft on or before 28 May 2004, and that the availability of such improvements will be subject to Boeing's re-evaluation if such definitive Purchase Agreement has not been reached by such date.

Such short field performance improvements for the Model 737-8EH Aircraft are contingent upon Customer's acceptance of Boeing's two-position tail skid optional feature. Such two-position optional feature is priced in the amount of $252,400 (in July 2003 $'s, subject to escalation to time of delivery of each Aircraft).

If, during the course of Boeing's development, certification, and other efforts, required to provide such performance improvements it becomes necessary for such improvements to be either ground or flight tested on an aircraft, Customer agrees that Boeing may utilize Customer's Aircraft to accomplish such testing. Customer further agrees to take delivery of any such Aircraft utilized to accomplish such test requirements, without adjustment to the delivery price of such Aircraft.

2.       SPECIAL FEATURE - HEAD-UP DISPLAY (HUD)

Customer wishes, and Boeing agrees, to delay its decision regarding the addition of the optional special feature Head-Up Display until not later than 01 July 2005, and for Boeing to hold the current pricing, in July 2003 Dollars, as follows:

Change no. 3436A218A66    Partial Provisions               $80,500 (STE)
Change no. 3436A218A67    Installation - BFE equipment     No Charge

3.       CONFIDENTIAL TREATMENT

The Parties understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


P.A. No. 2910
GOT

GOL Transportes Aereos SA
Letter Agreement NO. 6-1162-DME-0708                                      Page 3


Very truly yours,

THE BOEING COMPANY




By
  -----------------------------------


Its           Attorney-In-Fact
   ----------------------------------


ACCEPTED AND AGREED TO this

Date:                                , 2004
      -------------------------------


GOL TRANSPORTES AEREOS SA




By
  -----------------------------------


Its
   ----------------------------------


Witness:

-------------------------------------

-------------------------------------


P.A. No. 2910
GOT

6-1162-DME-0710


GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil

Subject:    Aircraft Performance Guarantees

Reference:  Purchase Agreement No. 2910 (the Purchase Agreement) between
            The Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (the Aircraft)


This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

         Confidential Treatment.

The Parties understand and agrees that certain commercial and financial information contained in this Letter Agreement, any attachment(s) hereto, or any other information related to this Letter Agreement, are considered by Boeing as confidential. The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


P.A. No. 2910

GOL Transportes Aereos SA
Letter Agreement NO. 6-1162-DME-0710                                      Page 2


Very truly yours,


THE BOEING COMPANY




By
  -----------------------------------


Its           Attorney-In-Fact
   ----------------------------------


ACCEPTED AND AGREED TO this
Date:                                , 2004
      -------------------------------


GOL TRANSPORTES AEREOS SA




By
  -----------------------------------


Its
   ----------------------------------

Witness:

-------------------------------------

-------------------------------------


P.A. No. 2910

Attachment A to
6-1162-DME-0713
GOL Transportes Aereos SA


Aircraft Delivery
Month & Year                                  MTOW
------------                                  ----
July               2007                     155,500
October            2007                     155,500
November           2007                     155,500
November           2007                     155,500
December           2007                     155,500
December           2007                     155,500

January            2008                     155,500
January            2008                     155,500
April              2008                     155,500
August             2008                     155,500
October            2008                     155,500

February           2009                     155,500
February           2009                     155,500
August             2009                     155,500
September          2009                     155,500

                           737 Tailored Weight Program
                          Subfleet Utilization Example


Dispatch Data

                                                                                             BH per Subfleet
Flight No.    Date           From        To         BH           147K     140K      133K      147K     140K      133K
----------    ----           ----        --         --           ----     ----      ----      ----     ----      ----
1             12/1/2004      ATL         LAX        5.3         143.2                         5.3
2             12/1/2004      ATL         LAS        4.8         140.5                         4.8
3             12/1/2004      ATL         DEN        3.5                   133.5                         3.5
4             12/1/2004      BWI         MCO        2.4                             128.4                        2.4
5             12/1/2004      BWI         BOS        1.4                             125.4                        1.4
6             12/1/2004      LAX         ATL        4.4                   138.4                         4.4
7             12/1/2004      LAS         ATL        4.0                   136.3                         4.0
8             12/1/2004      DEN         ATL        2.9                             130.8                        2.9
9             12/1/2004      MCO         BWI        2.2                             127.6                        2.2
10            12/1/2004      BOS         BWI        1.5                             125.7                        1.5
1             12/2/2004      ATL         LAX        5.3         142.9                         5.3
2             12/2/2004      ATL         LAS        4.8                   139.6                         4.8
3             12/2/2004      ATL         DEN        3.5                   133.2                         3.5
4             12/2/2004      BWI         MCO        2.4                             126.2                        2.4
5             12/2/2004      BWI         BOS        1.4                             125.0                        1.4
6             12/2/2004      LAX         ATL        4.4                   137.9                         4.4
7             12/2/2004      LAS         ATL        4.0                   135.8                         4.0
8             12/2/2004      DEN         ATL        2.9                             130.5                        2.9
9             12/2/2004      MCO         BWI        2.2                             126.2                        2.2
10            12/2/2004      BOS         BWI        1.5                             124.3                        1.5
1             12/3/2004      ATL         LAX        5.3         143.1                         5.3
2             12/3/2004      ATL         LAS        4.8                   139.5                         4.8
3             12/3/2004      ATL         DEN        3.5                             130.2                        3.5
4             12/3/2004      BWI         MCO        2.4                             127.6                        2.4
5             12/3/2004      BWI         BOS        1.4                             122.5                        1.4
6             12/3/2004      LAX         ATL        4.4                   137.0                         4.4
7             12/3/2004      LAS         ATL        4.0                   136.1                         4.0
8             12/3/2004      DEN         ATL        2.9                             130.8                        2.9
9             12/3/2004      MCO         BWI        2.2                             128.0                        2.2
10            12/3/2004      BOS         BWI        1.5                             126.2                        1.5
1             12/4/2004      ATL         LAX        5.3         142.6                         5.3
2             12/4/2004      ATL         LAS        4.8         140.4                         4.8
3             12/4/2004      ATL         DEN        3.5                   135.6                         3.5
4             12/4/2004      BWI         MCO        2.4                             124.6                        2.4
5             12/4/2004      BWI         BOS        1.4                             122.0                        1.4
6             12/4/2004      LAX         ATL        4.4                             131.2                        4.4
7             12/4/2004      LAS         ATL        4.0                   135.4                         4.0
8             12/4/2004      DEN         ATL        2.9                             129.6               2.9
9             12/4/2004      MCO         BWI        2.2                             124.5                        2.2
10            12/4/2004      BOS         BWI        1.5                             117.8                        1.5
1             12/5/2004      ATL         LAX        5.3                   138.9                         5.3
2             12/5/2004      ATL         LAS        4.8                   137.6                         4.8
3             12/5/2004      ATL         DEN        3.5                             130.2                        3.5
4             12/5/2004      BWI         MCO        2.4                             127.8                        2.4
5             12/5/2004      BWI         BOS        1.4                             123.6                        1.4
6             12/5/2004      LAX         ATL        4.4                   136.6                         4.4
7             12/5/2004      LAS         ATL        4.0                   134.1                         4.0
8             12/5/2004      DEN         ATL        2.9                             126.5                        2.9
9             12/5/2004      MCO         BWI        2.2                             126.6                        2.2
10            12/5/2004      BOS         BWI        1.5                             122.1                        1.5
1             12/6/2004      ATL         LAX        5.3         141.6                         5.3
2             12/6/2004      ATL         LAS        4.8         140.1                         4.8
3             12/6/2004      ATL         DEN        3.5                   133.4                         3.5
4             12/6/2004      BWI         MCO        2.4                             121.2                        2.4

                           737 Tailored Weight Program
                          Subfleet Utilization Example

                                                                                             BH per Subfleet
Flight No.    Date           From        To         BH           147K     140K      133K      147K     140K      133K
----------    ----           ----        --         --           ----     ----      ----      ----     ----      ----
5             12/6/2004      BWI         BOS        1.4                             119.3                        1.4
6             12/6/2004      LAX         ATL        4.4                   135.2                         4.4
7             12/6/2004      LAS         ATL        4.0                             127.9                        4.0
8             12/6/2004      DEN         ATL        2.9                             129.0                        2.9
9             12/6/2004      MCO         BWI        2.2                             120.4                        2.2
10            12/6/2004      BOS         BWI        1.5                             119.6                        1.5
1             12/7/2004      ATL         LAX        5.3                   136.5                         5.3
2             12/7/2004      ATL         LAS        4.8         140.5                         4.8
3             12/7/2004      ATL         DEN        3.5                             130.7                        3.5
4             12/7/2004      BWI         MCO        2.4                             128.0                        2.4
5             12/7/2004      BWI         BOS        1.4                             118.6                        1.4
6             12/7/2004      LAX         ATL        4.4                             129.8                        4.4
7             12/7/2004      LAS         ATL        4.0                             128.7                        4.0
8             12/7/2004      DEN         ATL        2.9                   137.6                         2.9
9             12/7/2004      MCO         BWI        2.2                             125.6                        2.2
10            12/7/2004      BOS         BWI        1.5                             123.7                        1.5

Total BH                                            227.2                                     45.7     86.8      94.7
Percentage of Fleet Utilization                     100.0%                                   20.1%     38.2%    41.7%

Total Fleet Size                                    8
Equivalent Aircraft Utilized                                                                  1.6       3.1      3.3

                           737 Tailored Weight Program
                          Subfleet Utilization Example


Subfleet Weights Revised to Accommodate Increased Utilization

                                                                                       BH per Subfleet
Flight No.    Date           From        To         BH           147K     142K      136K     147K     140K      133K
----------    ----           ----        --         --           ----     ----      ----     ----     ----      ----
1             12/1/2004      ATL         LAX        5.3         143.2                        5.3
2             12/1/2004      ATL         LAS        4.8                   140.5                        4.8
3             12/1/2004      ATL         DEN        3.5                            133.5                        3.5
4             12/1/2004      BWI         MCO        2.4                            128.4                        2.4
5             12/1/2004      BWI         BOS        1.4                            125.4                        1.4
6             12/1/2004      LAX         ATL        4.4                   138.4                        4.4
7             12/1/2004      LAS         ATL        4.0                   136.3                        4.0
8             12/1/2004      DEN         ATL        2.9                            130.8                        2.9
9             12/1/2004      MCO         BWI        2.2                            127.6                        2.2
10            12/1/2004      BOS         BWI        1.5                            125.7                        1.5
1             12/2/2004      ATL         LAX        5.3         142.9                        5.3
2             12/2/2004      ATL         LAS        4.8                   139.6                        4.8
3             12/2/2004      ATL         DEN        3.5                            133.2                        3.5
4             12/2/2004      BWI         MCO        2.4                            126.2                        2.4
5             12/2/2004      BWI         BOS        1.4                            125.0                        1.4
6             12/2/2004      LAX         ATL        4.4                   137.9                        4.4
7             12/2/2004      LAS         ATL        4.0                            135.8                        4.0
8             12/2/2004      DEN         ATL        2.9                            130.5                        2.9
9             12/2/2004      MCO         BWI        2.2                            126.2                        2.2
10            12/2/2004      BOS         BWI        1.5                            124.3                        1.5
1             12/3/2004      ATL         LAX        5.3         143.1                        5.3
2             12/3/2004      ATL         LAS        4.8                   139.5                        4.8
3             12/3/2004      ATL         DEN        3.5                            130.2                        3.5
4             12/3/2004      BWI         MCO        2.4                            127.6                        2.4
5             12/3/2004      BWI         BOS        1.4                            122.5                        1.4
6             12/3/2004      LAX         ATL        4.4                   137.0                        4.4
7             12/3/2004      LAS         ATL        4.0                   136.1                        4.0
8             12/3/2004      DEN         ATL        2.9                            130.8                        2.9
9             12/3/2004      MCO         BWI        2.2                            128.0                        2.2
10            12/3/2004      BOS         BWI        1.5                            126.2                        1.5
1             12/4/2004      ATL         LAX        5.3         142.6                        5.3
2             12/4/2004      ATL         LAS        4.8                   140.4                        4.8
3             12/4/2004      ATL         DEN        3.5                            135.6                        3.5
4             12/4/2004      BWI         MCO        2.4                            124.6                        2.4
5             12/4/2004      BWI         BOS        1.4                            122.0                        1.4
6             12/4/2004      LAX         ATL        4.4                            131.2                        4.4
7             12/4/2004      LAS         ATL        4.0                            135.4                        4.0
8             12/4/2004      DEN         ATL        2.9                            129.6                        2.9
9             12/4/2004      MCO         BWI        2.2                            124.5                        2.2
10            12/4/2004      BOS         BWI        1.5                            117.8                        1.5
1             12/5/2004      ATL         LAX        5.3                   138.9                        5.3
2             12/5/2004      ATL         LAS        4.8                   137.6                        4.8
3             12/5/2004      ATL         DEN        3.5                            130.2                        3.5
4             12/5/2004      BWI         MCO        2.4                            127.8                        2.4
5             12/5/2004      BWI         BOS        1.4                            123.6                        1.4
6             12/5/2004      LAX         ATL        4.4                   136.6                        4.4
7             12/5/2004      LAS         ATL        4.0                            134.1                        4.0
8             12/5/2004      DEN         ATL        2.9                            126.5                        2.9
9             12/5/2004      MCO         BWI        2.2                            126.6                        2.2
10            12/5/2004      BOS         BWI        1.5                            122.1                        1.5
1             12/6/2004      ATL         LAX        5.3                   141.6                        5.3
2             12/6/2004      ATL         LAS        4.8                   140.1                        4.8

                           737 Tailored Weight Program
                          Subfleet Utilization Example



                                                                                       BH per Subfleet
Flight No.    Date           From        To         BH           147K     142K      136K     147K     140K      133K
----------    ----           ----        --         --           ----     ----      ----     ----     ----      ----
3             12/6/2004      ATL         DEN        3.5                            133.4                        3.5
4             12/6/2004      BWI         MCO        2.4                            121.2                        2.4
5             12/6/2004      BWI         BOS        1.4                            119.3                        1.4
6             12/6/2004      LAX         ATL        4.4                            135.2                        4.4
7             12/6/2004      LAS         ATL        4.0                            127.9                        4.0
8             12/6/2004      DEN         ATL        2.9                            129.0                        2.9
9             12/6/2004      MCO         BWI        2.2                            120.4                        2.2
10            12/6/2004      BOS         BWI        1.5                            119.6                        1.5
1             12/7/2004      ATL         LAX        5.3                   136.5                        5.3
2             12/7/2004      ATL         LAS        4.8                   140.5                        4.8
3             12/7/2004      ATL         DEN        3.5                            130.7                        3.5
4             12/7/2004      BWI         MCO        2.4                            128.0                        2.4
5             12/7/2004      BWI         BOS        1.4                            118.6                        1.4
6             12/7/2004      LAX         ATL        4.4                            129.8                        4.4
7             12/7/2004      LAS         ATL        4.0                            128.7                        4.0
8             12/7/2004      DEN         ATL        2.9                   137.6                        2.9
9             12/7/2004      MCO         BWI        2.2                            125.6                        2.2
10            12/7/2004      BOS         BWI        1.5                            123.7                        1.5

Total BH                                            227.2                                    21.2     78.0     127.9
Percentage of Fleet Utilization                     100.0%                                   9.3%     34.3%    56.3%

Total Fleet Size                                    8
Equivalent Aircraft Utilized                                                                 0.7       2.7      4.5

737-800 TAILORED WEIGHT PROGRAM
Audit Examples

Weight Categories                                                                           155,500     172,500
Subfleet plan during audit period                                                                13           2

CASE 1
Equivalent Aircraft Utilized (as calculated by audit)                                          13.2         1.8
Required Subfleet Changes                                                                         0           0
Resulting Subfleet                                                                               13           2
Explanation:  No change required.


CASE 2
Equivalent Aircraft Utilized (as calculated by audit)                                          12.6         2.4
Required Subfleet Changes                                                                        -1           1
Resulting Subfleet                                                                               12           3
Explanation:  Must purchase one additional aircraft at highest MTOW category.
              Possibly, a third MTOW category could be added, such as 163,000, to which one aircraft would be attached, rather than one
              additional in the maximum category. Higher weight category must round up to the next whole a/c and the lower wight categoy adjusts downward by one a/c.

CASE 3
Equivalent Aircraft Utilized (as calculated by audit)                                          14.1         0.9
Required Subfleet Changes                                                                         0           0
Resulting Subfleet                                                                               13           2
Explanation:  No change required.  Note that MTOW that has been purchased cannot be credited or returned, although the AFM/placard designations may be reduced.

GOL Transportes Aereos SA
Attachment B to Letter Agreement No.
6-1162-DME-0713

6-1162-DME-0707



GOL Transportes Aereos SA
Rua Tamoios, 246
Jardim Aeroporto
Sao Paulo - SP
04630-000 - Brazil



Subject:       Advance Payment Matters

Reference:     Purchase Agreement No. 2910 (the Purchase Agreement) between The
               Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.   Advance Payment Schedule:
     -------------------------

     Notwithstanding the advance payment schedule set forth in Table 1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Aircraft, in accordance with the schedule below described, subject to the terms and conditions further described herein:

Months Prior to                     Amount Due per Aircraft
Aircraft Delivery                        (Percent times
-----------------                  Advance Payment Base Price)
                                   ---------------------------
Definitive Agreement
     *                                   *
     *                                   *
     *                                   *
     *                                   *
                                       -----
                                         *

Letter Agreement No. 6-1162-DME-0707
GOL Transportes Aereos SA                                                 Page 2

2.   DEFERRAL CHARGES ON DEFERRED ADVANCE PAYMENTS:
     ---------------------------------------------

     The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1 of the Purchase Agreement. Accordingly, Customer shall pay deferral charges to Boeing on all such deferred amounts of the advance payments for the Aircraft, as described herein.

Interest will be calculated and paid on the deferred advance payments. Interest on the deferred advance payments will accrue at an annual rate equal to the 90-day LIBOR rate as published in the Wall Street Journal, U.S. Edition, and reset quarterly, calculated in arrears, plus 3.0%. This deferral charge will be calculated on a 365/366 day year.

Deferral charge payments will be due on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter deferral charge payments shall be further deferred such that all deferral charge payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery. Any remaining unpaid deferral charge payments for such Aircraft are due and payable at the delivery of the designated Aircraft.

3.   RE-SCHEDULING OF AIRCRAFT:
     --------------------------

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within 5 business days any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, except as provided for in Article 2 of the Purchase Agreement, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and Customer will make immediate payment to Boeing of any amounts due within 5 business days, without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, any accrued but unpaid advance payment deferral charges will be removed and cancelled.

Letter Agreement No. 6-1162-DME-0707
GOL Transportes Aereos SA                                                 Page 3


4.   CONFIDENTIAL TREATMENT:

The Parties understand that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By /s/ [ILLEGIBLE]
  ---------------------------------


Its   Attorney-In-Fact
   --------------------------------



ACCEPTED AND AGREED TO this

Date: 17 May 2004
     -------------------



GOL TRANSPORTES AEREOS SA



By /s/ [ILLEGIBLE]
  ---------------------------------


Its   President
   --------------------------------

Witness:

/s/ [ILLEGIBLE]
-----------------------------------

[ILLEGIBLE]
-----------------------------------

P.A. No. 2910                                         GOT             [S A O G
                                                                     Legal Dept.
                                                                      Approved
                                                                         GOL
                                                                        SEAL]

6-1162-DME-0712




GOL Transportes Aereos SA
Rua Tamoios 246
Jardim Aeroporto
Sao Paulo, SP 04630
Brazil



Subject:   Special Matters

Reference: Purchase Agreement No. 2910 (the Purchase Agreement) between The
           Boeing Company (Boeing) and GOL Transportes Aereos SA (Customer) relating to Model 737-8EH aircraft (Aircraft)



This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. BASIC CREDIT MEMORANDUM

Boeing will provide Customer with a Basic Credit Memoranda associated with the purchase of the reference proposed Model 737-8EH Aircraft, or Model 737-8EH purchase right aircraft. Such Basic Credit Memoranda will be * ($ * ), per Aircraft and purchase right aircraft, subject to escalation to the time of delivery of each such Aircraft and purchase right aircraft.

Such Basic Credit Memoranda will be issued concurrently with the delivery of each of the Aircraft and/or purchase right aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

GOL Transportes Aereos SA
Letter Agreement No. 6-1162-DME-0712                                      Page 2

2. SPECIAL PROMOTION & COMMUNICATION SUPPORT

In addition to the Promotion Support Boeing will provide per the terms of Letter Agreement No. 6-1162-DME-0711, Boeing offers Buyer additional special promotional and communication support as a credit memoranda in the amount of * ($*) per Aircraft and purchase right aircraft, subject to escalation to the time of each such Aircraft and purchase right aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the proposed reference Aircraft and purchase right aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

3. CUSTOMER SUPPORT - TRAINING

Boeing will provide Buyer with a special customer support credit memoranda in the amount of * (*) per Aircraft and purchase right aircraft, subject to escalation to the time of delivery of each such Aircraft and purchase right aircraft.

Such special customer support credit memoranda will be issued concurrently with the delivery of each of the Aircraft and purchase right aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

4. MODEL 737-8EH PERFORMANCE IMPROVEMENTS

In direct support of Customer's requirements for improvements to the Model 737-8EH performance in specific missions, Boeing will develop, test, certify, and provide, per the terms of Letter Agreement No. 6-1162-DME-0708 to the Purchase Agreement, and as solely determined by Boeing, all such reasonable performance improvements with the delivery of each Aircraft, and purchase right aircraft, or as necessary, on a post-delivery basis through a certified modification kit. Such performance improvements will be provided in the form of a priced optional feature to the basic Aircraft and purchase right aircraft, for which Customer agrees such optional feature will be included in Exhibit A to the Purchase Agreement.

Boeing will provide Customer a special Model 737-8EH performance improvement credit memoranda, to offset such Exhibit A priced special feature, in

GOL Transportes Aereos SA
Letter Agreement No. 6-1162-DME-0712                                      Page 3



the amount of * ($ * ) per Aircraft, and purchase right aircraft, subject to escalation to the time of delivery of each such Aircraft and purchase right aircraft.

Such credit memoranda will be issued concurrently with the delivery of each of the proposed reference Aircraft and purchase right aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

5.  LEASED BCC AIRCRAFT RESERVE REQUIREMENTS

Buyer has four (4) Model 737 aircraft that are under lease arrangements from the Boeing Capital Corporation (BCC). Such lease agreements include a requirement for airframe maintenance reserve payments by Buyer to BCC. With Buyer's firm purchase of the Aircraft such airframe maintenance reserve payments will be reduced, per the terms and conditions described in a letter agreement between Customer and BCC, which BCC will provide under separate cover, to become
* ($ *  ) per flight hour.

6.  SPECIAL FLEET GROWTH ACKNOWLEDGMENT

As a special fleet growth acknowledgement for Customer's purchase of fifteen
(15) Model 737-8EH Aircraft, Boeing will provide Customer with a special credit memoranda in the amount of * ($ * ) per Aircraft and purchase right aircraft, subject to escalation to the time of delivery of each such Aircraft and purchase right aircraft.

Such special fleet growth credit memoranda will be issued concurrently with the delivery of each of the proposed reference Aircraft and purchase right aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

7.  ASSIGNMENT

The Credit Memoranda described in this Letter Agreement are provided only as a special financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

GOL Transportes Aereos SA
Letter Agreement No. 6-1162-DME-0712                                      Page 4


8. CONFIDENTIAL TREATMENT

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By /s/ ILLEGIBLE
  -----------------------------

Its Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date: 17 May, 2004

GOL TRANSPORTES AEREOS SA


By /s/ ILLEGIBLE
  -----------------------------

Its President
   ----------------------------

Witness:

/s/ ILLEGIBLE
-------------------------------

/s/ ILLEGIBLE
-------------------------------